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                                                                   EXHIBIT 10(z)

                    THIRD AMENDMENT TO TRUST AGREEMENT NO. 5
                    ----------------------------------------

       This Third Amendment to Trust Agreement No. 5 is made on this 9th day of March, 1992, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs") and Ameritrust Company National Association, a national banking association, as trustee (the "Trustee");


                                 WITNESSETH:
                                 -----------

       WHEREAS, on October 28, 1987, Cleveland-Cliffs and the Trustee entered into a trust agreement ("Trust Agreement No. 5");
       WHEREAS, on May 12, 1989, Cleveland-Cliffs and the Trustee entered into Amendment No. 1 to Trust Agreement No. 5;
       WHEREAS, on April 9, 1991, Cleveland-Cliffs and the Trustee entered into a Second Amendment to Trust Agreement No. 5;
       WHEREAS, Trust Agreement No. 5, as amended, is for the purpose of providing benefits under the Cleveland-Cliffs Inc Voluntary Non-Qualified Deferred Compensation Plan; and
       WHEREAS, Cleveland-Cliffs has reserved the right, with the Trustee, pursuant to Section 12 of Trust Agreement No. 5, to amend Trust Agreement No. 5 without the consent of any Trust Beneficiaries, as defined in Trust Agreement No. 5.
       NOW, THEREFORE, Cleveland-Cliffs and the Trustee hereby agree that Trust Agreement No. 5 shall be amended as follows:
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       1.     The third sentence of Section l(b) of Trust Agreement No. 5 is hereby amended to read as follows:
       "The term "Change of Control" shall mean the occurrence of any of the following:
              (i) Cleveland-Cliffs shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such merger or consolidation;
              (ii) Cleveland-Cliffs shall sell or transfer to one or more persons, corporations or entities, in a single transaction or a series of related transactions, more than one-half of the assets accounted for on the Statement of Consolidated Financial position of Cleveland-Cliffs as "properties" or "investments in associated companies" (or such replacements for these accounts as may be adopted from time to time) unless by an affirmative vote of two-thirds of the members of the Board of Directors, the transaction or transactions are exempted from the operation of this provision based on a good faith finding that the transaction or transactions are not within the intended scope of this definition for purposes of this instrument;
              (iii)  a person within the meaning of section 3(a)(9) or of
       Section 13(d)(3) (as in effect on the date
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       hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly or indirectly); or
              (iv) during any period of three consecutive years, including, without limitation, the year 1991, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of Cleveland-Cliffs who are Directors of Cleveland-Cliffs on the date of the beginning of any such period."

       IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused counterparts of this Third Amendment to Trust Agreement No. 5 to be executed on March 9, 1992.

                                        CLEVELAND-CLIFFS INC



                                        By:  R. F. Novak
                                             -----------
                                        Its: Vice President
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                                        AMERITRUST COMPANY NATIONAL
                                        ASSOCIATION



                                        By:  J. R. Russell
                                             -------------
                                        Its: Vice President
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